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                      PLANET HOLLYWOOD INTERNATIONAL, INC.

                                  $250,000,000

                     12% Senior Subordinated Notes due 2005



                          Registration Rights Agreement

                                 March 25, 1998




                            BEAR, STEARNS & CO. INC.
                              SALOMON BROTHERS INC
                                 COWEN & COMPANY
                        NATIONSBANC MONTGOMERY SECURITIES
                    SUNTRUST EQUITABLE SECURITIES CORPORATION
                             SCOTIA CAPITAL MARKETS


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


         This Registration Rights Agreement (this "Agreement") is made and entered into as of March 25, 1998 by and between PLANET HOLLYWOOD INTERNATIONAL, INC., a Delaware corporation (the "Company"), and BEAR, STEARNS & CO. INC., SALOMON BROTHERS INC, COWEN & COMPANY, NATIONSBANC MONTGOMERY SECURITIES LLC, SUN TRUST EQUITABLE SECURITIES CORPORATION and SCOTIA CAPITAL MARKETS (collectively, the "Initial Purchasers"), who have agreed to purchase the Company's 12% Senior Subordinated Notes due 2005 (the "Initial Notes") pursuant to the Purchase Agreement (as defined below).

         This Agreement is made pursuant to the Purchase Agreement, dated March 20, 1998 (the "Purchase Agreement"), by and between the Company and the Initial Purchasers. In order to induce the Initial Purchasers to purchase the Initial Notes, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligation of the Initial Purchasers set forth in Section 6 of the Purchase Agreement.

         The parties hereby agree as follows:

         1. Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

         "Act" means the Securities Act of 1933, as amended.

         "Affiliate" has the meaning ascribed to it in Rule 144 of the Act.

         "Broker-Dealer" means any broker or dealer registered under the Exchange Act.

         "Certificated Securities" means Definitive Notes, as defined in the Indenture.

         "Closing Date" means the date of this Agreement.

         "Commission" means the U.S. Securities and Exchange
Commission.

         "Consummate" with respect to a Registered Exchange Offer and for purposes of this Agreement, means the occurrence of (a) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Exchange Notes to be issued in the Exchange Offer, (b) the maintenance of such Exchange Offer Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the period required pursuant to Section 3(b) hereof and (c) the delivery by the Company to the Registrar under the Indenture of Exchange Notes in the same aggregate principal amount as the aggregate principal amount of Initial Notes tendered by Holders thereof pursuant to the Exchange Offer.

         "Effectiveness Deadline" has the meaning ascribed to it in
Section 3(a) and 4(a) hereof.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Exchange Notes" means the Company's 12% Senior Subordinated Notes due 2005 to be issued pursuant to the Indenture: (i) in the Exchange Offer or (ii) as contemplated by Section 4 hereof.

         "Exchange Offer" means the exchange and issuance by the Company of a principal amount of Exchange Notes (which shall be registered pursuant to the Exchange Offer Registration Statement) equal to the outstanding principal amount of Initial Notes that are tendered by such Holders in connection with such exchange and issuance.

         "Exchange Offer Registration Statement" means the
Registration Statement relating to the Exchange Offer, including the related Prospectus.

         "Exempt Resales" means the transactions in which the Initial Purchasers propose to sell the Initial Notes to certain "qualified institutional buyers," as such term is defined in Rule 144A under the Act, and pursuant to Regulation S under the Act.

         "Filing Deadline" has the meaning ascribed to it in Section
3(a) hereof.

         "Holders" has the meaning ascribed to it in Section 2(b) hereof.

         "Indemnified Holder" has the meaning ascribed to it in
Section 8(a) hereof.

         "Prospectus" means the prospectus included in a Registration Statement at the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

         "Recommencement Date" has the meaning ascribed to it in
Section 6(d) hereof.

         "Registration Default" has the meaning ascribed to it in
Section 5 hereof.

         "Registration Statement" means any registration statement of the Company relating to (a) an offering of Exchange Notes pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, in each case, (i) that is filed pursuant to the provisions of this Agreement and (ii) including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

         "Regulation S" means Regulation S promulgated under the Act.

         "Restricted Broker-Dealer" means any Broker-Dealer that holds Exchange Notes that were acquired in the Exchange Offer in exchange for Initial Notes that such Broker-Dealer acquired for its own account as a result of market making activities or other trading activities (other than Initial Notes acquired directly from the Company or any of its affiliates).

         "Rule 144" means Rule 144 promulgated under the Act.

         "Shelf Effectiveness Deadline" has the meaning ascribed to it in Section 4(a) hereof.

         "Shelf Filing Deadline" has the meaning ascribed to it in
Section 4(a) hereof.

         "Shelf Registration Statement" has the meaning ascribed to it in Section 4 hereof.

         "Suspension Notice" has the meaning ascribed to it in
Section 6(d) hereof.

         "TIA" means the Trust Indenture Act of 1939, as amended and in effect on the date the Registration Statements become effective.

         "Transfer Restricted Securities" means each Note, until the earliest to occur of (a) the date on which such Note is exchanged in the Exchange Offer and entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Act, (b) the date on which such Note has been disposed of in accordance with a Shelf Registration Statement, (c) the date on which such Note is disposed of by a Broker-Dealer pursuant to the "Plan of Distribution" contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein) or (d) the date on which such Note is distributed to the public pursuant to Rule 144 under the Act or is saleable pursuant to Rule 144(k) under the Act.

         2. Securities Subject to this Agreement. (a) The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.

         (b) A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person owns Transfer Restricted Securities.

         3. Registered Exchange Offer. (a) Unless the Exchange Offer shall not be permitted by applicable federal law (after the procedures set forth in Section 6(a)(i) below have been complied with), the Company shall (i) cause the Exchange Offer Registration Statement to be filed with the Commission as soon as practicable after the Closing Date (the "Exchange Offer Filing Date"), but in no event later than 45 days after the Closing Date (such 45th day being the "Filing Deadline"), (ii) use its best efforts to cause such Exchange Offer Registration Statement to become effective at the earliest possible time, but in no event later than 150 days after the Closing Date (such 150th day being the "Effectiveness Deadline"), (iii) in connection with the foregoing, (A) file all pre-effective amendments to such Exchange Offer Registration Statement as may be necessary in order to cause it to become effective, (B) file, if applicable, a post-effective amendment to such Exchange Offer Registration Statement pursuant to Rule 430A under the Act and (C) cause all necessary filings, if any, in connection with the registration and qualification of the Exchange Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and (iv) upon the effectiveness of such Exchange Offer Registration Statement, commence and Consummate the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting registration of the Exchange Notes to be offered in exchange for the Initial Notes that are Transfer Restricted Securities and to permit resales of Exchange Notes by Restricted Broker-Dealers as contemplated by Section 3(c) below.

         (b) The Company shall use its best efforts to cause the Exchange Offer Registration Statement to be effective continuously, and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 Business Days. The Company shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Exchange Notes shall be included in the Exchange Offer Registration Statement. The Company shall use its best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 25 Business Days thereafter.

         (c) The Company shall include a "Plan of Distribution" section in the Prospectus contained in the Exchange Offer Registration Statement and indicate therein that any Restricted Broker-Dealer who holds Transfer Restricted Securities, may exchange such Transfer Restricted Securities pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with its initial sale of any Exchange Notes received by such Broker-Dealer in the Exchange Offer and that the Prospectus contained in the Exchange Offer Registration Statement may be used to satisfy such prospectus delivery requirement. Such "Plan of Distribution" section shall also contain all other information with respect to such sales by such Broker-Dealers that the Commission may require in order to permit such sales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Transfer Restricted Securities held by any such Broker-Dealer, except to the extent required by the Commission as a result of a change in policy, rules or regulations after the date of this Agreement.

         To the extent necessary to ensure that the Exchange Offer Registration Statement is available for sales of Exchange Notes by Restricted Broker-Dealers, the Company agrees to use its best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) hereof and in conformity with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of (a) for Restricted Broker-Dealers, the lesser of 180 days and the date on which all Exchange Notes are sold by such Restricted Broker-Dealers and (b) not less than 90 days for other Broker-Dealers, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Exchange Offer Registration Statement have been sold pursuant thereto. The Company shall promptly provide sufficient copies of the latest version of such Prospectus to such Restricted Broker- Dealers and Broker-Dealers promptly upon request, at any time during such period.

         4. Shelf Registration. (a) If (i) the Exchange Offer is not permitted by applicable law (after the Company has complied with the procedures set forth in Section 6(a)(i) below) or (ii) if any Holder of Transfer Restricted Securities shall notify the Company within 20 Business Days following the Consummation of the Exchange Offer that (A) such Holder was prohibited by law or Commission policy from participating in the Exchange Offer or (B) such Holder may not resell the Exchange Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder or (C) such Holder is a Broker-Dealer and holds Initial Notes acquired directly from the Company or any of its Affiliates, then the Company shall:

         (x) cause to be filed, on or prior to 30 days after the earlier of (i) the date on which the Company determines that the Exchange Offer Registration Statement cannot be filed as a result of clause (a)(i) above and (ii) the date on which the Company receives the notice specified in clause (a) (ii) above, (such earlier date, the "Shelf Filing Deadline"), a shelf registration statement pursuant to Rule 415 under the Act (which may be an amendment to the Exchange Offer Registration Statement (the "Shelf Registration Statement")), relating to all Transfer Restricted Securities, and

         (y) shall use its best efforts to cause such Shelf Registration Statement to become effective on or prior to the later of 60 days after the Shelf Filing Deadline and 150 days after the Closing Date (such 60th or 150th day the "Shelf Effectiveness Deadline").

         If, after the Company has filed an Exchange Offer Registration Statement that satisfies the requirements of Section 3(a) above, the Company is required to file and make effective a Shelf Registration Statement solely because the Exchange Offer is not permitted under applicable federal law, then the filing of the Exchange Offer Registration Statement shall be deemed to satisfy the requirements of clause (x) above; provided that, in such event, the Company shall remain obligated to meet the Shelf Effectiveness Deadline set forth in clause (y).

         The Company shall use its best efforts to keep any Shelf Registration Statement required by this Section 4(a) continuously effective, supplemented and amended as required by and subject to the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for sales of Transfer Restricted Securities by the Holders thereof entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least two years (as extended pursuant to Section 6(c)(i)) following the date on which such Shelf Registration Statement first becomes effective under the Act, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have either been sold pursuant thereto or are no longer restricted securities as defined under Rule 144 under the Act.

         (b) No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. Each selling Holder agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

         5. Liquidated Damages. If (i) any Registration Statement required by this Agreement is not filed with the Commission on or prior to the Filing Deadline or Shelf Filing Deadline, as applicable, (ii) any such Registration Statement has not been declared effective by the Commission on or prior to the

Effectiveness Deadline or the Shelf Effective Deadline, as applicable, (iii) the Exchange Offer has not been Consummated within 25 Business Days after the Exchange Offer Registration Statement is first declared effective by the Commission or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded immediately by a post-effective amendment to such Registration Statement that cures such failure and that is itself declared effective immediately (each such event referred to in clauses (i) through (iv), a "Registration Default"), liquidated damages will accrue on the Notes subject to the respective and applicable Registration Statements from and including the day following such Registration Default to but excluding the day on which such Registration Default has been cured. Liquidated damages will be paid semi-annually in arrears, with the first semi-annual payment due on the first interest payment date following the date on which such liquidated damages began to accrue, and will accrue at a rate per annum of 25 basis points (0.25%) of the principal amount of Notes so subject, which rate shall increase by an additional 25 basis points (0.25%) per annum on he first day of any subsequent 90-day period that the Registration Default remains uncured up to a maximum rate equal to 100 basis points (1.00%) per annum; provided that the Company shall in no event be required to pay liquidated damages for more than one Registration Default at any given time. Notwithstanding anything to the contrary set forth herein, (1) upon filing of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of (i) above, (2) upon the effectiveness of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of (ii) above, (3) upon Consummation of the Exchange Offer, in the case of (iii) above, or (4) upon the filing of a post-effective amendment to the Registration Statement or an additional Registration Statement that causes the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement) to again be declared effective or made usable in the case of (iv) above, the liquidated damages payable with respect to the Transfer Restricted Securities as a result of such clause (i), (ii), (iii) or (iv), as applicable, shall cease to accrue.

         All accrued liquidated damages shall be paid to the Holders entitled thereto, in the manner provided for the payment of interest in the Indenture, on each interest payment date provided for in the Indenture and the Notes. All obligations of the Company set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Security shall have been satisfied in full.

         6. Registration Procedures. (a) In connection with the Exchange Offer, the Company shall comply with all applicable provisions of Section 6(c) below, shall use its best efforts to effect such exchange and to permit the resale of Exchange Notes by Restricted Broker-Dealers being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

                  (i) If in the reasonable opinion of counsel to the Company there is a question as to whether the Exchange Offer is permitted by applicable federal law, the Company hereby agrees to seek a no-action letter or other favorable decision from the Commission allowing the Company to Consummate an Exchange Offer for such Transfer Restricted Securities. The Company hereby agrees to pursue the issuance of such a decision to the Commission staff level. In connection with the foregoing, the Company hereby agrees to take all such other actions as may be requested by the Commission or otherwise reasonably necessary in connection with the issuance of such decision, including (A) participating in telephonic conferences with the Commission, (B) delivering to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursuing a resolution (which need not be favorable) by the Commission staff.

                  (ii) As a condition to its participation in the Exchange Offer, each Holder of Transfer Restricted Securities (including any Holder who is a Broker- Dealer) shall furnish, upon the request of the Company, prior to the Consummation of the Exchange Offer, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an Affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Notes to be issued in the Exchange Offer and (C) it is acquiring the Exchange Notes in its ordinary course of business. Each Holder using the Exchange Offer to participate in a distribution of the Exchange Notes hereby acknowledges and agrees that, if the resales are of Exchange Notes obtained by such Holder in exchange for Initial Notes acquired directly from the Company or an Affiliate thereof, it (1) could not, under Commission policy as in effect on the date of this Agreement, rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13,
         1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (including, if applicable, any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K.

                  (iii) Prior to effectiveness of the Exchange Offer Registration Statement, the Company shall provide a supplemental letter to the Commission (A) stating that the Company is registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley and Co., Inc. (available June 5, 1991) as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and, if applicable, any no- action letter obtained pursuant to clause (i) above, (B) including a representation that the Company has not entered into any arrangement or understanding with any person to distribute the Exchange Notes to be received in the Exchange Offer and that, to the best of the Company's information and belief, each Holder participating in the Exchange Offer is acquiring the Exchange Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Exchange Notes received in the Exchange Offer and (C) any other undertaking or representation required by the Commission as set forth in any no-action letter obtained pursuant to clause (i) above, if applicable.

         (b) In connection with the Shelf Registration Statement, the Company shall comply with all the provisions of Section 6(c) below and shall use its best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof (as indicated in the information furnished to the Company pursuant to Section 4(b) hereof), and pursuant thereto the Company will prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions hereof.

         (c) In connection with any Registration Statement and any related Prospectus required by this Agreement, the Company shall:

                  (i) use its best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the period specified in Section 3 or 4 of this Agreement, as applicable. Upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities covered by such Registration Statement during the period required by this Agreement, the Company shall file promptly an appropriate amendment to such Registration Statement curing such defect, and, if Commission review is required, use its best efforts to cause such amendment to be declared effective as soon as practicable.

                  (ii) prepare and file with the Commission such amendments and post-effective amendments to the applicable Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as the case may be; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with Rules 424, 430A and 462, as applicable, under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

                  (iii) advise the selling Holders of Transfer Restricted Securities covered by such Registration Statement promptly and, if requested by such Persons, confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any applicable Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, or (C) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities covered by such Registration Statement under state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                  (iv) subject to Section 6(c)(i), if any fact or event contemplated by Section 6(c)(iii)(C) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities covered by such Registration Statement, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (v) furnish to the Initial Purchasers and, upon request, each selling Holder named in any Registration Statement or Prospectus in connection with such sale, if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review and comment of such Holders in connection with such sale, if any, for a period of at three Business Days, and the Company will include in any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to any reasonable comments made by the selling Holders of the Transfer Restricted Securities covered by such Registration Statement in connection with such sale, within three Business Days after the receipt thereof;

                  (vi) promptly following the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to the selling Holders in connection with such sale, if any, and make the Company's representatives available for discussion of such document and other customary due diligence matters;

                  (vii) make available, subject to customary confidentiality limitations, at reasonable times for inspection by the selling Holders participating in any disposition pursuant to such Registration Statement and the attorneys or accountants retained by such selling Holders, all financial and other records, pertinent corporate documents of the Company and cause the Company's officers, directors and employees to supply all information reasonably requested by any such selling Holder, or such attorneys or accountants in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness, it being understood and agreed that the Selling Holders shall retain only one firm of attorneys and one firm of accountants to act on behalf of the selling Holders in connection with the Registration Statement;

                  (viii) if requested by any selling Holders of Transferred Restricted Securities covered by such

         Registration Statement in connection with such sale, if any, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders may reasonably request to have included therein, including information relating to the "Plan of Distribution" of the Transfer Restricted Securities; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

                  (ix) furnish to each selling Holder upon their reasonable request in connection with such sale, if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

                  (x) deliver to each selling Holder, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company hereby consents to the use (in accordance with law) of the Prospectus and any amendment or supplement thereto by each of the selling Holders in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

                  (xi) upon the reasonable request of any selling Holder of Transfer Restricted Securities covered by such Registration Statement, enter into such reasonable agreements (including underwriting agreements) and make such representations and warranties and take all such other actions in connection therewith in order to expedite or facilitate the disposition of such Transfer Restricted Securities as may be reasonably requested by any Holder of such Transfer Restricted Securities in connection with any sale or resale pursuant to such Registration Statement and in such connection, the Company shall:

                           (A) upon request of any selling Holder of Transfer
                  Restricted Securities covered by such Registration Statement, furnish (or in the case of paragraphs (2) and (3), use its best efforts to cause to be furnished) to each selling Holder, upon the effectiveness of the Shelf Registration Statement or upon Consummation of the Exchange Offer, as the case may be:

                                    (1) a certificate, dated such date, signed
                           on behalf of the Company by (x) the President or any Vice President and (y) a principal financial or accounting officer of the Company, confirming, as of the date thereof, the matters set forth in paragraphs (a) through (e) of Section 1 of the Purchase Agreement and such other similar matters as the selling Holders may reasonably request;

                                    (2) an opinion, dated the date of
                           Consummation of the Exchange Offer, or the date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Company covering matters similar to those set forth in paragraph (g) of Section 6 of the Purchase Agreement and such other matter as the selling Holders may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing (relying as to materiality to the extent such counsel deems appropriate upon the statements of officers and other representatives of the Company), no facts came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective and, in the case of the Exchange Offer Registration Statement, as of the date of Consummation of the Exchange Offer, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration

                           Statement as of its date and, in the case of the opinion dated the date of Consummation of the Exchange Offer, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

                                    (3) a customary comfort letter, dated the
                           date of Consummation of the Exchange Offer, or as of the date of effectiveness of the Shelf Registration Statement, as the case may be, from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to
                           Section 7(h) of the Purchase Agreement;

                           (B) deliver such other documents and certificates as
                  may be reasonably requested by the selling Holders of Transfer Restricted Securities covered by such Registration Statement to evidence compliance with clause (A) above and with any customary conditions contained in the any agreement entered into by the Company pursuant to this clause (xi);

                           (C) cause the Transfer Restricted Securities covered
                  by the Registration Statement to be rated (or if the Initial Notes have been rated, to have such ratings confirmed) with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Notes covered thereby or the underwriter(s), if any; and

                           (D) in connection with an underwritten offering, make
                  appropriate officers of the Company available to the selling Holders for meetings with prospective purchasers of the Transfer Restricted Securities and prepare and present to potential investors customary "road show" material in a manner consistent with other new issuances of other securities similar to the Transfer Restricted Securities.

                  (xii) prior to any public offering of Transfer Restricted Securities covered by such Registration Statement, cooperate with the selling Holders and their counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders may request and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the applicable Registration Statement; provided, however, that neither the Company shall be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

                  (xiii) issue, upon the request of any Holder of Initial Notes covered by any Shelf Registration Statement contemplated by this Agreement, Exchange Notes having an aggregate principal amount equal to the aggregate principal amount of Initial Notes surrendered to the Company by such Holder in exchange therefor or being sold by such Holder; such Exchange Notes to be registered in the name of such Holder or in the name of the purchaser(s) of such Exchange Notes, as the case may be; in return, the Initial Notes held by such Holder shall be surrendered to the Company for cancellation;

                  (xiv) in connection with any sale of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and to register such Transfer Restricted Securities in such denominations and such names as the selling Holders may request at least two Business Days prior to such sale of Transfer Restricted Securities;

                  (xv) make every reasonable effort to cause the disposition of the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary, in the opinion of counsel to the Company, to enable the seller or sellers thereof to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xii) above;

                  (xvi) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of a Registration Statement covering such Transfer Restricted Securities and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with the Depository Trust Company;

                  (xvii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders with regard to any applicable Registration Statement, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) covering a twelve-month period beginning after the effective date of the Registration Statement (as such term is defined in paragraph (c) of Rule 158 under the Act);

                  (xviii) cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement and, in connection therewith, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner; and

                  (xix) provide promptly to each Holder of Transfer Restricted Securities covered by a Registration Statement upon request each document filed with the Commission pursuant to the requirements of
         Section 13 or Section 15(d)
         of the Exchange Act.

         (d) Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of the notice referred to in Section 6(c)(i) or any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(C) hereof (in each case, a "Suspension Notice"), such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until (i) such Holder's has received copies of the supplemented or amended Prospectus contemplated by Section 6(c)(iv) hereof, or (ii) such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus (in each case, the "Recommencement Date"). Each Holder receiving a Suspension Notice hereby agrees that it will either (i) destroy any Prospectuses, other than permanent file copies, then in such Holder's possession which have been replaced by the Company with more recently dated Prospectuses or
(ii) deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of the Suspension Notice. The time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by a number of days equal to the number of days in the period from and including the date of delivery of the Suspension Notice to the date of delivery of the Recommencement Date.

         7. Registration Expenses. (a) All expenses incident to the Company's performance of or compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement becomes effective, including: (i) all registration and filing fees and expenses; (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Exchange Notes to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company, subject to Section 7(b) below, and one counsel designated by the Holders of Transfer Restricted Securities covered by a Registration Statement;
(v) if the Company elects, in its sole discretion, to so list the Exchange Notes, all application and filing fees in connection with listing the Exchange Notes on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).

         The Company will, in any event, bear its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

         (b) In connection with any Registration Statement required by this Agreement (including the Exchange Offer Registration Statement and the Shelf Registration Statement), the Company will reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities being resold pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be Weil, Gotshal & Manges LLP, unless another firm shall be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.

         8. Indemnification. (a) The Company agrees to indemnify and hold harmless (i) each Holder and (ii) each person, if any, who controls any Holder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (any person referred to in this clause (ii) being hereinafter referred to as a "controlling person") and (iii) the respective officers, directors, partners, employees, representatives and agents of any Holder or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Holder"), against any and all losses, liabilities, claims, damages and expenses whatsoever (including attorneys' fees and any and all expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation provided that such settlement was effected with such Holder's written consent in accordance with
Section 8(c) hereof), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus or Prospectus or amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Indemnified Holder expressly for use therein; and provided further that with respect to any such untrue statement or omission made in the preliminary prospectus, the indemnity agreement contained in this Section 8(a) shall not inure to the benefit of such Indemnified Holder who sold the Transfer Restricted Securities to such person asserting any such loss, claim, damage, liability or action, to the extent that any such loss, claim, damage, liability or action of the Indemnified Holder is a result of the fact that both (i) a copy of the Prospectus was not sent or given to such person prior to, concurrently with or promptly following the sale of such Transfer Restricted Securities to such person, and (ii) the untrue statement or omission in the preliminary prospectus was corrected in the Prospectus unless, in either case, such failure to deliver the Prospectus was a result of non-compliance by the Company with Section 6 of this Agreement. The foregoing indemnity is in addition to any liability which the Company may otherwise have to any Indemnified Holder.

         (b) Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company and each controlling person of the Company, to the same extent as the foregoing indemnity from the Company to each of the Indemnified Holders, but only with reference to information relating to such Indemnified Holder furnished in writing to the Company by such Indemnified Holder expressly for use in any preliminary prospectus or Prospectus. In no event shall any indemnified Holder be liable or responsible for any amount in excess of the amount by which the total amount received by such Indemnified Holder with respect to its sale of Transfer Restricted Securities pursuant to the Prospectus exceeds the sum of (i) the amount paid by such Indemnified Holder for such Transfer Restricted Securities plus (ii) the amount of any damages that such Indemnified Holder has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. The foregoing indemnity agreement is in addition to any liability which the Holder may otherwise have to the Company or any such director, officer, employee or controlling person.

         (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the "indemnified party"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "indemnifying person") in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent such indemnified party if, in the reasonable judgment of the indemnified party, it is advisable for the indemnified party to be represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the indemnifying party. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

         9. Contribution. To the extent that the indemnification provided for in
Section 8 hereof shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and the Holders, on the other hand, from their sale of Transfer Restricted Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the Indemnified Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Indemnified Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the Indemnified Holder, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contributions pursuant to this Section 9 were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in Section 9 shall be deemed to include, for purposes of this Section 9, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no Holder or its related Indemnified Holders shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total received by such Holder with respect to the sale of its Transfer Restricted Securities pursuant to a Registration Statement exceeds the sum of
(A) the amount paid by such Holder for such Transfer Restricted Securities plus
(B) the amount of any damages which the Holder has been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this Section 9 are several in proportion to the respective principal amount of Transfer Restricted Securities held by each of the Holders hereunder and not joint.

         10. Rule 144A. The Company hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act, to make available, upon request of any Holder of Transfer Restricted Securities, to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

         11. Miscellaneous. (a) Remedies. The Company acknowledges and agrees that any failure by the Company to comply with its obligations under Sections 3 and 4 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Sections 3 and 4 hereof. The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         (b) No Inconsistent Agreements. The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

         (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless (i) in the case of Section 5 hereof and this Section 11(c)(i), the Company has obtained the written consent of Holders of all outstanding Transfer Restricted Securities and (ii) in the case of all other provisions hereof, the Company has obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities (excluding Transfer Restricted Securities held by the Company of its Affiliates). Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities subject to such Exchange Offer.

         (d) Third Party Beneficiary. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

         (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                  (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

                  (ii)     if to the Company:
                           Planet Hollywood International, Inc.
                           8669 Commodity Circle
                           Orlando, Florida 32819
                           Facsimile No.:  (407) 352-7310

                           Attention:  Chief Financial Officer


         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

         Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

         Upon the date of filing of the Exchange Offer Registration Statement or a Shelf Registration Statement, as the case may be, notice shall be delivered to the Initial Purchasers (in the form attached hereto as Exhibit A) and shall be addressed to: c/o Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, Attention: Corporate Finance Department (Fax: (212) 272- 3092). A copy of the notice shall also be delivered to Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153, Attention: Stephen H. Cooper, Esq. (Fax: (212) 310-8007).

         (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms hereof or of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Transfer Restricted Securities in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement, the Indenture and, if applicable, the Purchase Agreement, and such Person shall be entitled to receive the benefits hereof.

         (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

         (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                PLANET HOLLYWOOD INTERNATIONAL,
                                INC.


                                By:       /s/Thomas Avallone
                                   ------------------------------------
                                         Thomas Avallone
                                         Executive VP, CFO and Director

                                BEAR, STEARNS & CO. INC.
                                SALOMON BROTHERS INC
                                NATIONSBANC MONTGOMERY
                                  SECURITIES LLC
                                COWEN & COMPANY
                                SUNTRUST EQUITABLE
                                  SECURITIES CORPORATION
                                SCOTIA CAPITAL MARKETS

                                By:  BEAR, STEARNS & CO. INC.



                                         By /s/Bear, Stearns & Co. Inc.
                                            ---------------------------
                                             Authorized Signatory

                                    EXHIBIT A

                               NOTICE OF FILING OF
                    A/B EXCHANGE OFFER REGISTRATION STATEMENT


To:      Bear, Stearns & Co. Inc.
         Salomon Brothers, Inc.
         NationsBanc Montgomery Securities
         Cowen & Company
         SunTrust Equitable Securities Corporation
         Scotia Capital Markets
                  c/o Bear, Stearns & Co. Inc.
                  245 Park Avenue
                  New York, NY  10167


From:    Planet Hollywood International, Inc.
            % Senior Subordinated Notes due 2005


Date:                       , 1998
     -----------------------
         For your information only (NO ACTION REQUIRED):

         Today,                        , 1998, we filed [an A/B
               ------------------------
Exchange Registration Statement/a Shelf Registration Statement] with the Securities and Exchange Commission.